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                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050


January 31, 1996

Ms. Mary T. Casale
822 Cedar Avenue
Haddonfield, NJ 08033


                                    Personal & Confidential
Dear Mary:

It is with great pleasure that we offer you the position of Director of Sales and Marketing with National Medical Health Card Systems, Inc., which reports directly to Linda Portney.

Pursuant to our recent discussion and mutual understanding, this letter delineates the terms and conditions of your employment.

                  COMPENSATION

                  Salary: You will receive an annual base salary of $100,000 payable on a bi-weekly basis.

                  Commission:          You will  receive  one-half of  1%  of
                                       gross  revenues received from direct
                                       accounts sold and one-quarter  of 1% of
                                       gross revenues received from accounts
                                       sold  by   sales people under  your
                                       management.

                  Benefits:            You will be eligible to participate in
                                       all qualified benefit programs at your
                                       capacity after 90 days of employment.

                  Starting Date:       Your employment with National Medical
                                       Health Card Systems, Inc. shall begin
                                       Friday March 1, 1996.

                  Auto Allowance:      A $400 per month auto allowance will be
                                       provided to you.









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We welcome you to National Medical Health Card Systems, Inc. and look forward to seeing on Friday March 1, 1996. Please sign both copies in the designated area below and return it to my attention.

Sincerely,

/s/ Lorraine Elshiekh
Lorraine Elshiekh
Director, Human Resources



                                       Acceptance of Employment


                                       /s/ Mary T. Casale                2/7/96
                                       Marcy T. Casale                   Date